UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2010

Item 1:	Report(s) to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2010

Lord Abbett Affiliated Fund

Annual Report

For the fiscal year ended October 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Affiliated Fund for the fiscal year ended October 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit us at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended October 31, 2010, the Affiliated Fund returned 11.07%, reflecting performance at the net asset value of Class A shares, with all distributions reinvested, compared to its benchmark, Russell 1000® Value Index1, which returned 15.71% over the same period.

This annual report covers the first full-fiscal year since Daniel Frascarelli assumed leadership of the Fund. Part of his technique was to maintain the benchmark aware approach previously employed in managing the Fund. The composition of the portfolio during the reporting period was weighted more towards cyclical exposure than the index (e.g., overweight consumer discretionary, materials). During the period, the Russell 1000® Value Index saw its composition change significantly during the annual Russell reconstitution. The major effects of the rebalancing of the index included a substantial move away from energy and relatively large increases in the weights of the consumer staples and health care sectors, thereby lowering the economic cyclicality of the index. During the fiscal year, the structure of the portfolio was impacted by the index rebalancing as well as the continuous reallocation of assets via portfolio management. Several impacts of the changes due to reconstitution include: a large increase in active weight within materials, a large decrease in exposure within financials, and a moderate increase and a moderate decrease in the active weights of the energy and consumer staples sectors, respectively.

The primary sources of underperformance during the fiscal year were weak stock selection and unfavorable sub-sector exposures. Within the financials sector, unfavorable stock selection was the largest detractor from relative performance. Shares of financial institutions Morgan Stanley and Goldman Sachs declined after the Securities and Exchange Commission initiated an investigation regarding a 2007 synthetic collateralized debt obligation transaction. Investors’ concerns completely overshadowed the firms’ quarterly earnings reports, which far exceeded analysts’ expectations.

Elsewhere within the sector, shares of Bank of America declined following the release of quarterly earnings, which were below analysts’ expectations after adjusting for non-core items. The weak results were attributable to declining net interest income resulting from net income margin compression, a contracting balance sheet and lower capital markets/trading revenues. The squeezing of its net income margin and the resulting reduction in net interest income have been a consistent theme among banking institutions during the period as the Federal Reserve Board maintained a low interest rate environment. The underweight position within the strong-performing real estate investment trusts and the overweight positions within the capital markets and diversified financial services areas detracted meaningfully.

Stock selection within the information technology sector detracted relatively, as shares of Adobe Systems Inc. slid early in the first quarter before recovering somewhat near the end of the quarter. Investors became concerned when monthly revenue data were tracking below analysts’ estimates. In addition, the company issued new long-term debt that will be used in part to pay down borrowing under the credit facility used for a recent acquisition. Later in the period (i.e., within the third quarter) shares of the software provider and developer declined after the company issued a strong quarterly earnings report but lowered guidance for the upcoming quarter.

Also, the underweight within health care affected portfolio performance negatively. The resultant modest declines can be attributed to the underweight positions within the pharmaceuticals industry, and to a lesser extent, the health care providers and services industry.

On the positive side, a beneficial overweight within the strong-performing materials sector was a key contributor to relative performance. Within the overweight chemical industry one of the strongest performers during the period was fertilizer company Potash, whose shares rose sharply after it received and rejected a takeover bid from BHP Billiton, a diversified natural resources company. Further, investors benefited from strong returns from Freeport McMoran Copper & Gold resulting from a strong third quarter earnings report. While the mining company’s better-than-consensus expectations results were aided by rising gold and copper prices, it was operational effectiveness that drove the outperformance. The company continued its strong performance into the fourth quarter when the company exceeded analysts’ expectations for sales volumes, realized prices, and copper cash costs. In addition, volumes were driven by strong demand from China.

The overweight position within the consumer discretionary sector was the largest contributing segment within the portfolio. The outperformance was sustained primarily by results within the hotels, restaurants and leisure industry and the automobiles industry. On a quarterly basis the hotels, restaurants and leisure industry and the automobiles industry were relative contributors for a large percentage of the time during the reporting period. The top three performing stocks in the portfolio were integral to the outperformance by these areas, with the automobiles area being the top performing industry.

During the second quarter heavy machinery manufacturer Caterpillar contributed relatively within the industrials sector as equipment orders and shipments both accelerated. The company stated that it was expanding its product offerings and capacity in its mining business. The company also announced an accretive acquisition of a locomotive manufacturer. In the following quarter the heavy machinery manufacturer reported earnings that were well ahead of consensus expectations, due in part to better than expected margins. The firm also raised its full-year revenue and earnings guidance. Elsewhere within the sector, Eaton Corporation, whose stock posted strong gains for the period, reported second quarter earnings well ahead of forecast estimates. The manufacturer of industrial power control systems reported solid results that were driven by higher than expected operating margins, cash flow, and revenues. The company raised its full year 2010 earning guidance as it looked towards growth in its end market demand.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described above are as of October 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500 Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.65%	-1.28%	0.76%	–
Class B4	6.34%	-0.91%	0.82%	–
Class C5	10.28%	-0.77%	0.69%	–
Class F6	11.33%	–	–	-8.49%
Class I7	11.40%	0.23%	1.71%	–
Class P7	10.88%	-0.22%	1.25%	–
Class R2[8]	10.78%	–	–	-8.93%
Class R3[9]	10.86%	–	–	-8.85%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 5/1/10 – 10/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/10	10/31/10	5/1/10 - 10/31/10
Class A
Actual	$1,000.00	$957.90	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.98	$4.28
Class B
Actual	$1,000.00	$953.80	$7.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.67	$7.58
Class C
Actual	$1,000.00	$954.60	$7.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.68	$7.58
Class F
Actual	$1,000.00	$958.30	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$3.01
Class I
Actual	$1,000.00	$958.90	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.73	$2.50
Class P
Actual	$1,000.00	$956.40	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.45	$4.79
Class R2
Actual	$1,000.00	$956.40	$5.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.50
Class R3
Actual	$1,000.00	$956.50	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.23	$5.04

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.84% for Class A, 1.49% for Classes B and C, 0.59% for Class F, 0.49% for Class I, 0.94% for Class P, 1.08% for Class R2 and 0.99% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	12.18%	Information Technology	6.70%
Consumer Staples	6.76%	Materials	8.78%
Energy	13.76%	Telecommunication Services	4.14%
Financials	24.69%	Utilities	1.42%
Health Care	11.81%	Short-Term Investment	1.52%
Industrials	8.24%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2010

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 98.69%

COMMON STOCKS 97.43%

Aerospace & Defense 1.32%
Honeywell International, Inc.	947,000	$44,613
Raytheon Co.	277,300	12,778
United Technologies Corp.	753,400	56,332

Total		113,723

Automobiles 1.26%
Ford Motor Co.*	7,641,254	107,971

Beverages 1.72%
Coca-Cola Co. (The)	1,064,700	65,287
PepsiCo, Inc.	1,262,200	82,422

Total		147,709

Biotechnology 1.80%
Amgen, Inc.*	2,236,228	127,890
Human Genome Sciences, Inc.*	986,400	26,514

Total		154,404

Capital Markets 5.83%
Bank of New York Mellon Corp. (The)	1,077,125	26,993
Franklin Resources, Inc.	272,529	31,259
Goldman Sachs Group, Inc. (The)	1,536,975	247,376
Morgan Stanley	3,929,488	97,726
State Street Corp.	1,305,752	54,528
T. Rowe Price Group, Inc.	780,190	43,121

Total		501,003

Chemicals 4.92%
Agrium, Inc. (Canada)(a)	448,500	39,697
Dow Chemical Co. (The)	5,165,559	159,254
E.I. du Pont de Nemours & Co.	1,288,500	60,920

Investments	Shares	Value (000)
Monsanto Co.	961,600	$57,138
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	725,800	105,306

Total		422,315

Commercial Banks 6.60%
BB&T Corp.	492,549	11,531
Comerica, Inc.	586,055	20,969
Fifth Third Bancorp	7,065,500	88,743
PNC Financial Services Group, Inc. (The)	2,027,379	109,276
Regions Financial Corp.	4,255,900	26,812
SunTrust Banks, Inc.	2,633,704	65,895
Wells Fargo & Co.	9,355,153	243,982

Total		567,208

Communications Equipment 0.29%
Cisco Systems, Inc.*	1,098,060	25,069

Computers & Peripherals 1.49%
Dell, Inc.*	3,437,300	49,428
EMC Corp.*	2,030,500	42,661
Hewlett-Packard Co.	518,931	21,826
SMART Technologies, Inc. Class A (Canada)*(a)	1,114,700	14,480

Total		128,395

Consumer Finance 1.11%
Capital One Financial Corp.	2,557,800	95,329

Containers & Packaging 0.27%
Owens-Illinois, Inc.*	821,300	23,021

Diversified Financial Services 7.62%
Bank of America Corp.	19,829,370	226,848
Citigroup, Inc.*	36,194,100	150,929
JPMorgan Chase & Co.	7,350,742	276,608

Total		654,385

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2010

Investments	Shares	Value (000)
Diversified Telecommunication Services 3.78%
AT&T, Inc.	6,372,549	$181,618
CenturyLink, Inc.	1,572,200	65,058
Verizon Communications, Inc.	2,404,300	78,068

Total		324,744

Electric: Utilities 1.23%
Duke Energy Corp.	1,634,200	29,759
NextEra Energy, Inc.	350,700	19,302
Progress Energy, Inc.	288,000	12,960
Southern Co.	1,147,500	43,456

Total		105,477

Electronic Equipment, Instruments & Components 0.77%
Arrow Electronics, Inc.*	593,900	17,585
Avnet, Inc.*	1,001,400	29,822
Corning, Inc.	1,027,100	18,775

Total		66,182

Energy Equipment & Services 2.53%
Cameron International Corp.*	511,300	22,369
Halliburton Co.	3,083,871	98,252
Schlumberger Ltd.	1,385,298	96,818

Total		217,439

Food & Staples Retailing 0.82%
CVS Caremark Corp.	2,339,400	70,463

Food Products 1.45%
General Mills, Inc.	846,300	31,770
Kraft Foods, Inc. Class A	2,864,134	92,426

Total		124,196

Health Care Equipment & Supplies 0.44%
Baxter International, Inc.	575,500	29,293
Covidien plc (Ireland)(a)	222,254	8,861

Total		38,154

Investments	Shares	Value (000)
Health Care Providers & Services 2.42%
McKesson Corp.	1,132,500	$74,722
UnitedHealth Group, Inc.	2,635,296	95,002
WellPoint, Inc.*	700,000	38,038

Total		207,762

Hotels, Restaurants & Leisure 3.29%
Carnival Corp. Unit	3,553,907	153,422
Marriott International, Inc. Class A	2,744,072	101,668
Starwood Hotels & Resorts Worldwide, Inc.	516,800	27,980

Total		283,070

Household Products 1.69%
Colgate-Palmolive Co.	393,400	30,339
Procter & Gamble Co. (The)	1,802,800	114,604

Total		144,943

Industrial Conglomerates 1.84%
General Electric Co.	9,885,200	158,361

Insurance 1.47%
MetLife, Inc.	1,603,757	64,679
Prudential Financial, Inc.	1,173,900	61,724

Total		126,403

Machinery 3.06%
Caterpillar, Inc.	1,235,407	97,103
Eaton Corp.	975,480	86,652
Joy Global, Inc.	138,445	9,823
Parker Hannifin Corp.	907,264	69,451

Total		263,029

Media 5.51%
News Corp. Class A	5,140,900	74,337
Omnicom Group, Inc.	1,183,800	52,040
Time Warner Cable, Inc.	1,301,594	75,323
Time Warner, Inc.	2,346,816	76,295
Viacom, Inc. Class B	1,465,600	56,558
Walt Disney Co. (The)	3,833,100	138,413

Total		472,966

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2010

Investments	Shares	Value (000)
Metals & Mining 3.61%
Barrick Gold Corp. (Canada)(a)	863,900	$41,545
Cliffs Natural Resources, Inc.	978,900	63,824
Freeport-McMoRan Copper & Gold, Inc.	997,600	94,453
Newmont Mining Corp.	984,800	59,945
Nucor Corp.	102,820	3,930
United States Steel Corp.	1,094,000	46,812

Total		310,509

Multi-Line Retail 1.91%
J.C. Penney Co., Inc.	1,993,613	62,161
Kohl’s Corp.*	558,586	28,600
Target Corp.	1,411,686	73,323

Total		164,084

Multi-Utilities 0.20%
PG&E Corp.	356,700	17,057

Oil, Gas & Consumable Fuels 11.26%
Anadarko Petroleum Corp.	997,000	61,385
Apache Corp.	642,700	64,926
Cenovus Energy, Inc. (Canada)(a)	323,600	9,003
Chevron Corp.	2,683,932	221,720
Devon Energy Corp.	472,800	30,741
El Paso Corp.	3,177,755	42,137
EnCana Corp. (Canada)(a)	323,600	9,132
EOG Resources, Inc.	339,002	32,449
Exxon Mobil Corp.	1,819,792	120,962
Hess Corp.	2,211,529	139,393
Occidental Petroleum Corp.	1,297,584	102,029
Range Resources Corp.	559,000	20,901
Southwestern Energy Co.*	773,900	26,197
Suncor Energy, Inc. (Canada)(a)	2,699,500	86,411

Total		967,386

Investments	Shares	Value (000)
Pharmaceuticals 7.17%
Abbott Laboratories	1,149,514	$58,993
Johnson & Johnson	1,942,500	123,679
Merck & Co., Inc.	4,627,900	167,900
Pfizer, Inc.	12,123,400	210,947
Teva Pharmaceutical Industries Ltd. ADR	1,057,534	54,886

Total		616,405

Real Estate Investment Trusts 0.85%
Host Hotels & Resorts, Inc.	4,570,675	72,628

Road & Rail 2.03%
Hertz Global Holdings, Inc.*	10,359,459	117,269
Union Pacific Corp.	654,000	57,343

Total		174,612

Semiconductors & Semiconductor Equipment 1.92%
Intel Corp.	3,903,300	78,339
Micron Technology, Inc.*	4,015,600	33,209
Texas Instruments, Inc.	1,802,700	53,306

Total		164,854

Software 2.24%
Activision Blizzard, Inc.	4,173,800	47,873
Adobe Systems, Inc.*	3,084,400	86,826
Microsoft Corp.	815,800	21,733
Oracle Corp.	1,232,300	36,230

Total		192,662

Specialty Retail 0.24%
Best Buy Co., Inc.	476,238	20,469

Tobacco 1.10%
Altria Group, Inc.	1,657,949	42,145
Philip Morris International, Inc.	889,500	52,036

Total		94,181

See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2010

Investments	Shares	Value (000)
Wireless Telecommunication Services 0.37%
Crown Castle International Corp.*	733,200	$31,616

Total Common Stocks (cost $7,468,361,984)		8,370,184

LIMITED LIABILITY COMPANY 1.26%

Diversified Financial Services
Oaktree Capital Management, LLC† (cost $136,400,000)	3,100,000	108,500

Total Long-Term Investments (cost $7,604,761,984)		8,478,684

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.52%

Repurchase Agreement
Repurchase Agreement dated 10/29/2010, 0.02% due 11/1/2010 with Fixed Income Clearing Corp. collateralized by $124,335,000 of U.S. Treasury Note at 3.125% due 5/15/2019 and $275,000 of U.S. Treasury Note at 3.625% due 8/15/2019; value: $133,340,950; proceeds: $130,722,733 (cost $130,722,516)	$130,723	130,723

Total Investments in Securities 100.21% (cost $7,735,484,500)		8,609,407

Liabilities in Excess of Other Assets (0.21%)		(18,314)

Net Assets 100.00%		$8,591,093

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2010

ASSETS:
Investments in securities, at cost	$7,735,484,500
Investments in securities, at value	$8,609,407,038
Receivables:
Investment securities sold	18,336,727
Interest and dividends	10,799,690
Capital shares sold	3,836,828
Prepaid expenses and other assets	109,315
Total assets	8,642,489,598
LIABILITIES:
Payables:
Investment securities purchased	16,832,916
Capital shares reacquired	18,103,585
12b-1 distribution fees	7,003,114
Directors’ fees	4,817,622
Management fee	2,285,749
Fund administration	294,008
To affiliates (See Note 3)	22,999
Accrued expenses and other liabilities	2,036,567
Total liabilities	51,396,560
NET ASSETS	$8,591,093,038
COMPOSITION OF NET ASSETS:
Paid-in capital	$10,705,679,427
Undistributed net investment income	3,272,235
Accumulated net realized loss on investments	(2,991,780,146)
Net unrealized appreciation on investments	873,921,522
Net Assets	$8,591,093,038

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2010

Net assets by class:
Class A Shares	$6,993,549,461
Class B Shares	$288,530,518
Class C Shares	$595,083,539
Class F Shares	$86,359,912
Class I Shares	$435,608,598
Class P Shares	$158,626,815
Class R2 Shares	$419,322
Class R3 Shares	$32,914,873
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	660,491,484
Class B Shares (300 million shares of common stock authorized, $.001 par value)	27,189,717
Class C Shares (300 million shares of common stock authorized, $.001 par value)	56,242,103
Class F Shares (300 million shares of common stock authorized, $.001 par value)	8,153,712
Class I Shares (300 million shares of common stock authorized, $.001 par value)	41,007,479
Class P Shares (200 million shares of common stock authorized, $.001 par value)	15,014,361
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	39,651
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	3,109,858
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.59
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$11.24
Class B Shares-Net asset value	$10.61
Class C Shares-Net asset value	$10.58
Class F Shares-Net asset value	$10.59
Class I Shares-Net asset value	$10.62
Class P Shares-Net asset value	$10.57
Class R2 Shares-Net asset value	$10.58
Class R3 Shares-Net asset value	$10.58

See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $569,076)	$157,068,544
Interest	19,870
Total investment income	157,088,414
Expenses:
Management fee	29,033,417
12b-1 distribution plan-Class A	25,957,291
12b-1 distribution plan-Class B	3,608,205
12b-1 distribution plan-Class C	6,605,944
12b-1 distribution plan-Class F	81,046
12b-1 distribution plan-Class P	872,096
12b-1 distribution plan-Class R2	1,376
12b-1 distribution plan-Class R3	114,460
Shareholder servicing	11,973,995
Fund administration	3,744,455
Subsidy (See Note 3)	551,529
Reports to shareholders	499,980
Directors’ fees	278,628
Registration	160,591
Custody	122,681
Professional	121,490
Other	348,342
Gross expenses	84,075,526
Expense reductions (See Note 7)	(9,039)
Net expenses	84,066,487
Net investment income	73,021,927
Net realized and unrealized gain:
Net realized gain on investments	139,794,859
Net change in unrealized appreciation/depreciation on investments	781,902,883
Net realized and unrealized gain	921,697,742
Net Increase in Net Assets Resulting From Operations	$994,719,669

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations
Net investment income	$73,021,927	$115,256,566
Net realized gain (loss) on investments in affiliated and unaffiliated issuers	139,794,859	(3,076,872,660)
Net change in unrealized appreciation/depreciation on investments	781,902,883	3,090,308,649
Net increase in net assets resulting from operations	994,719,669	128,692,555
Distributions to shareholders from:
Net investment income
Class A	(58,268,877)	(96,349,192)
Class B	(553,564)	(3,909,593)
Class C	(1,168,482)	(5,647,001)
Class F	(838,450)	(231,300)
Class I	(5,993,520)	(6,764,214)
Class P	(1,309,224)	(2,574,729)
Class R2	(1,664)	(776)
Class R3	(164,013)	(52,803)
Return of capital
Class A	—	(7,890,814)
Class B	—	(300,037)
Class C	—	(441,305)
Class F	—	(30,895)
Class I	—	(627,905)
Class P	—	(202,317)
Class R2	—	(63)
Class R3	—	(5,254)
Total distributions to shareholders	(68,297,794)	(125,028,198)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	530,334,844	956,821,293
Reinvestment of distributions	59,944,852	108,133,969
Cost of shares reacquired	(2,602,605,493)	(2,921,301,868)
Net decrease in net assets resulting from capital share transactions	(2,012,325,797)	(1,856,346,606)
Net decrease in net assets	(1,085,903,922)	(1,852,682,249)
NET ASSETS:
Beginning of year	$9,676,996,960	$11,529,679,209
End of year	$8,591,093,038	$9,676,996,960
Undistributed (distributions in excess of) net investment income	$3,272,235	$(1,465,070)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.61	$9.38	$16.55	$15.84	$14.52

Investment operations:

Net investment income(a)	.09	.11	.18	.22	.20

Net realized and unrealized gain (loss)	.97	.23	(5.53)	1.69	2.34

Total from investment operations	1.06	.34	(5.35)	1.91	2.54

Distributions to shareholders from:

Net investment income	(.08)	(.10)	(.21)	(.20)	(.20)

Net realized gain	–	–	(1.61)	(1.00)	(1.02)

Return of capital	–	(.01)	–	–	–

Total distributions	(.08)	(.11)	(1.82)	(1.20)	(1.22)

Net asset value, end of year	$10.59	$9.61	$ 9.38	$16.55	$15.84

Total Return(b)	11.07%	3.94%	(35.65)%	12.96%	18.55%

Ratios to Average Net Assets:

Expenses, including expense reductions	.85%	.88%	.82%	.81%	.82%

Expenses, excluding expense reductions	.85%	.88%	.82%	.81%	.82%

Net investment income	.83%	1.29%	1.40%	1.38%	1.31%

Supplemental Data:
Net assets, end of year (000)	$6,993,549	$7,708,503	$9,253,480	$16,793,740	$16,090,845

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%	39.95%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.63	$9.41	$16.60	$15.88	$14.55

Investment operations:

Net investment income(a)	.02	.06	.09	.11	.10

Net realized and unrealized gain (loss)	.98	.23	(5.56)	1.71	2.35

Total from investment operations	1.00	.29	(5.47)	1.82	2.45

Distributions to shareholders from:

Net investment income	(.02)	(.06)	(.11)	(.10)	(.10)

Net realized gain	–	–	(1.61)	(1.00)	(1.02)

Return of capital	–	(.01)	–	–	–

Total distributions	(.02)	(.07)	(1.72)	(1.10)	(1.12)

Net asset value, end of year	$10.61	$9.63	$ 9.41	$16.60	$15.88

Total Return(b)	10.34%	3.26%	(36.12)%	12.24%	17.80%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.50%	1.53%	1.48%	1.46%	1.47%

Expenses, excluding expense reductions	1.50%	1.53%	1.48%	1.46%	1.47%

Net investment income	.18%	.67%	.74%	.73%	.66%

Supplemental Data:
Net assets, end of year (000)	$288,531	$419,831	$611,888	$1,261,984	$1,346,862

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%	39.95%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.61	$9.39	$16.56	$15.85	$14.53

Investment operations:

Net investment income(a)	.02	.05	.09	.11	.10

Net realized and unrealized gain (loss)	.97	.24	(5.54)	1.70	2.34

Total from investment operations	.99	.29	(5.45)	1.81	2.44

Distributions to shareholders from:

Net investment income	(.02)	(.06)	(.11)	(.10)	(.10)

Net realized gain	–	–	(1.61)	(1.00)	(1.02)

Return of capital	–	(.01)	–	–	–

Total distributions	(.02)	(.07)	(1.72)	(1.10)	(1.12)

Net asset value, end of year	$10.58	$9.61	$ 9.39	$16.56	$15.85

Total Return(b)	10.28%	3.28%	(36.07)%	12.22%	17.77%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.50%	1.53%	1.48%	1.46%	1.47%

Expenses, excluding expense reductions	1.50%	1.53%	1.48%	1.46%	1.47%

Net investment income	.18%	.64%	.74%	.73%	.66%

Supplemental Data:
Net assets, end of year (000)	$595,084	$697,681	$870,934	$1,710,033	$1,665,058

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%	39.95%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.61	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.11	.10	.21	.02

Net realized and unrealized gain (loss)	.97	.26	(5.54)	.25

Total from investment operations	1.08	.36	(5.33)	.27

Distributions to shareholders from:

Net investment income	(.10)	(.12)	(.24)	–

Net realized gain	–	–	(1.61)	–

Return of capital	–	(.01)	–	–

Total distributions	(.10)	(.13)	(1.85)	–

Net asset value, end of period	$10.59	$9.61	$ 9.38	$16.56

Total Return(c)	11.33%	4.18%	(35.52)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.60%	.62%	.59%	.05	%(d)

Expenses, excluding expense reductions	.60%	.62%	.59%	.05	%(d)

Net investment income	1.07%	1.14%	1.89%	.14	%(d)

Supplemental Data:
Net assets, end of period (000)	$86,360	$64,867	$16,844	$10

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.64	$9.40	$16.60	$15.88	$14.56

Investment operations:

Net investment income(a)	.12	.13	.22	.27	.25

Net realized and unrealized gain (loss)	.97	.24	(5.55)	1.71	2.34

Total from investment operations	1.09	.37	(5.33)	1.98	2.59

Distributions to shareholders from:

Net investment income	(.11)	(.12)	(.26)	(.26)	(.25)

Net realized gain	–	–	(1.61)	(1.00)	(1.02)

Return of capital	–	(.01)	–	–	–

Total distributions	(.11)	(.13)	(1.87)	(1.26)	(1.27)

Net asset value, end of year	$10.62	$9.64	$ 9.40	$16.60	$15.88

Total Return(b)	11.40%	4.38%	(35.50)%	13.39%	18.91%

Ratios to Average Net Assets:

Expenses, including expense reductions	.50%	.53%	.47%	.46%	.47%

Expenses, excluding expense reductions	.50%	.53%	.48%	.46%	.47%

Net investment income	1.18%	1.56%	1.75%	1.74%	1.66%

Supplemental Data:
Net assets, end of year (000)	$435,609	$560,500	$504,923	$666,851	$1,208,936

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%	39.95%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 10/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.59	$9.36	$16.52	$15.82	$14.50

Investment operations:

Net investment income(a)	.07	.10	.16	.20	.18

Net realized and unrealized gain (loss)	.98	.23	(5.52)	1.69	2.34

Total from investment operations	1.05	.33	(5.36)	1.89	2.52

Distributions to shareholders from:

Net investment income	(.07)	(.09)	(.19)	(.19)	(.19)

Net realized gain	–	–	(1.61)	(1.00)	(1.01)

Return of capital	–	(.01)	–	–	–

Total distributions	(.07)	(.10)	(1.80)	(1.19)	(1.20)

Net asset value, end of year	$10.57	$9.59	$ 9.36	$16.52	$15.82

Total Return(b)	10.88%	3.85%	(35.73)%	12.80%	18.46%

Ratios to Average Net Assets:

Expenses, including expense reductions	.95%	.98%	.92%	.91%	.92%

Expenses, excluding expense reductions	.95%	.98%	.93%	.91%	.92%

Net investment income	.73%	1.19%	1.30%	1.27%	1.21%

Supplemental Data:
Net assets, end of year (000)	$158,627	$212,223	$267,251	$433,828	$433,955

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%	39.95%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.61	$9.38	$16.55	$16.29

Investment operations:

Net investment income(b)	.06	.07	.14	.02

Net realized and unrealized gain (loss)	.97	.25	(5.53)	.24

Total from investment operations	1.03	.32	(5.39)	.26

Distributions to shareholders from:

Net investment income	(.06)	(.08)	(.17)	–

Net realized gain	–	–	(1.61)	–

Return of capital	–	(.01)	–	–

Total distributions	(.06)	(.09)	(1.78)	–

Net asset value, end of period	$10.58	$9.61	$ 9.38	$16.55

Total Return(c)	10.78%	3.70%	(35.83)%	1.60	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.09%	1.11%	1.07%	.09	%(d)

Expenses, excluding expense reductions	1.09%	1.11%	1.07%	.09	%(d)

Net investment income	.57%	.85%	1.16%	.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$419	$185	$85	$10

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 10/31			9/28/2007(a) to 10/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.61	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.07	.08	.16	.02

Net realized and unrealized gain (loss)	.97	.25	(5.54)	.25

Total from investment operations	1.04	.33	(5.38)	.27

Distributions to shareholders from:

Net investment income	(.07)	(.09)	(.19)	–

Net realized gain	–	–	(1.61)	–

Return of capital	–	(.01)	–	–

Total distributions	(.07)	(.10)	(1.80)	–

Net asset value, end of period	$10.58	$9.61	$ 9.38	$16.56

Total Return(c)	10.86%	3.80%	(35.79)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.00%	1.01%	.98%	.08	%(d)

Expenses, excluding expense reductions	1.00%	1.01%	.98%	.08	%(d)

Net investment income	.67%	.89%	1.41%	.11	%(d)

Supplemental Data:
Net assets, end of period (000)	$32,915	$13,206	$4,275	$10

Portfolio turnover rate	24.56%	76.89%	105.60%	85.96%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. On March 31, 2010, the Fund no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended October 31, 2007 through October 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

Notes to Financial Statements (continued)

pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$8,370,184	$–	$–	$8,370,184
Limited Liability Company	–	108,500	–	108,500
Repurchase Agreement	–	130,723	–	130,723
Total	$8,370,184	$239,223	$–	$8,609,407

*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2010, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2010, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 2.58%, .26%, .51% and .09%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2010:

Distributor Commissions	Dealers’ Concessions
$1,145,804	$6,254,089

Distributor received CDSCs of $19,945 and $37,828 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2010.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

	Year Ended 10/31/2010	Year Ended 10/31/2009
Distributions paid from:
Ordinary income	$68,297,794	$115,529,608
Return of capital	–	9,498,590
Total distributions paid	$68,297,794	$125,028,198

As of October 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$3,752,203
Total undistributed earnings	$3,752,203
Capital loss carryforwards*	(2,954,552,544)
Temporary differences	(4,817,622)
Unrealized gains – net	841,031,574
Total accumulated losses – net	$(2,114,586,389)
*	As of October 31, 2010, the capital loss carryforward, along with the expiration date, was as follows:

2017	Total
$2,954,552,544	$2,954,552,544

As of October 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,768,374,448
Gross unrealized gain	1,248,963,678
Gross unrealized loss	(407,931,088)
Net unrealized security gain	$841,032,590

The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to the tax treatment of wash sales and certain securities.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended October 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$13,172	$(13,172)

The permanent differences are attributable to the tax treatment of foreign currency.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2010 were as follows:

Purchases	Sales
$2,236,652,631	$4,274,142,913

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through

Notes to Financial Statements (continued)

Other expenses on the Statement of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2010.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 3, 2011.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	31,129,216	$322,188,249	74,856,880	$613,284,686
Converted from Class B*	8,254,645	84,927,753	10,573,519	86,940,855
Reinvestment of distributions	5,004,267	51,166,534	12,143,362	90,685,035
Shares reacquired	(185,943,541)	(1,911,612,622)	(282,200,887)	(2,312,862,965)
Decrease	(141,555,413)	$(1,453,330,086)	(184,627,126)	$(1,521,952,389)

Class B Shares
Shares sold	1,417,299	$14,636,231	4,303,381	$35,578,445
Reinvestment of distributions	47,639	501,073	487,705	3,645,130
Shares reacquired	(9,611,640)	(99,891,185)	(15,709,273)	(128,843,493)
Converted to Class A*	(8,240,971)	(84,927,753)	(10,520,389)	(86,940,855)
Decrease	(16,387,673)	$(169,681,634)	(21,438,576)	$(176,560,773)

Notes to Financial Statements (concluded)

	Year Ended October 31, 2010		Year Ended October 31, 2009
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	3,235,001	$33,352,495	6,543,883	$53,643,535
Reinvestment of distributions	75,860	795,842	532,057	3,967,403
Shares reacquired	(19,685,330)	(202,096,218)	(27,248,046)	(221,321,596)
Decrease	(16,374,469)	$(167,947,881)	(20,172,106)	$(163,710,658)

Class F Shares
Shares sold	4,774,367	$48,409,532	8,106,378	$51,964,829
Reinvestment of distributions	36,878	375,373	24,083	180,534
Shares reacquired	(3,406,162)	(34,972,959)	(3,177,595)	(26,039,417)
Increase	1,405,083	$13,811,946	4,952,866	$26,105,946

Class I Shares
Shares sold	6,725,949	$67,835,630	20,864,779	$167,513,878
Reinvestment of distributions	562,575	5,749,795	943,928	7,089,765
Shares reacquired	(24,425,898)	(253,849,864)	(17,353,785)	(149,750,068)
Increase (decrease)	(17,137,374)	$(180,264,439)	4,454,922	$24,853,575

Class P Shares
Shares sold	1,537,681	$15,535,147	2,988,158	$24,649,303
Reinvestment of distributions	117,964	1,204,624	338,521	2,520,556
Shares reacquired	(8,771,180)	(89,501,482)	(9,752,458)	(80,192,406)
Decrease	(7,115,535)	$(72,761,711)	(6,425,779)	$(53,022,547)

Class R2 Shares
Shares sold	31,982	$320,351	10,238	$86,962
Reinvestment of distributions	109	1,118	113	839
Shares reacquired	(11,661)	(126,108)	(243)	(2,218)
Increase	20,430	$195,361	10,108	$85,583

Class R3 Shares
Shares sold	2,719,939	$28,057,209	1,177,160	$10,099,655
Reinvestment of distributions	14,760	150,493	5,986	44,707
Shares reacquired	(998,802)	(10,555,055)	(264,841)	(2,289,705)
Increase	1,735,897	$17,652,647	918,305	$7,854,657

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 23, 2010

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998

Principal Occupation: Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 2002). Previously served as a director of Engineered Support Systems, Inc.

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm 2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009), and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 2010 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.

LAA-2-1010

(12/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$51,500	$51,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	51,500	51,000

Tax Fees {b}	7,779	9,902
All Other Fees	- 0 -	- 0 -

Total Fees	$59,279	$60,902

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 22, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2010